FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)             June 18, 2007
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                           CastlePoint Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)

          Bermuda                         001-33374                     n/a
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 (State or other jurisdiction or     Commission File Number:  (IRS Employer
       incorporation)                                        Identification No.)

        Victoria Hall, 11 Victoria Street, Hamilton, Bermuda            HM 11
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               (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code         (441) 294-6409
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
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Appointment of Principal Officers; Compensatory Arrangements of Certain
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Officers.
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         On April 30, 2007, Richard M. Barrow became an employee of CastlePoint
Management Corp., a United States subsidiary of CastlePoint Holdings, Ltd., a Bermuda based company. Mr. Barrow how now received a temporary work permit from the Bermuda government, and accordingly, he has now become Senior Vice-President and Chief Accounting Officer of the Company, as well as Senior Vice-President and Chief Financial Officer of CastlePoint Bermuda Holdings, Ltd., CastlePoint Reinsurance Company, Ltd., CastlePoint Management Corp. and CastlePoint Insurance Company. In addition to the conditions placed upon his employment by the Bermuda work permit, Mr. Barrow's employment is "at will." Mr. Barrow is 53 years old. From 1996 until April, 2007, Mr. Barrow was Senior Vice-President, Treasurer & Chief Financial Officer for Gerling America Insurance Company, New York, NY, a subsidiary of the Talanx Group, Hannover, Germany. In connection with his employment with the Company's United States subsidiaries, Mr. Barrow was awarded 16,807 stock options pursuant to the Company's 2006 Long-Term Equity Compensation Plan at an exercise price of $15.25, the closing price on April 30, 2007. These options have a term of 10 years and one third of the options will vest at each of 14 months, 28 months and 42 months.

Item 9.01 Financial Statements and Exhibits
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The following exhibits are filed as part of this report:

            99.1       Press release issued by the Company dated June 19, 2007


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CastlePoint Holdings, Ltd.
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Date: June 19, 2007
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                                     /s/ Roger A. Brown
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                                     Roger A. Brown
                                     Assistant Secretary